UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2012

Umpqua Holdings Corporation

(Exact Name of Registrant as Specified in Its Charter)

OREGON (State or Other Jurisdiction of Incorporation or Organization)	001-34624 (Commission File Number)	93-1261319 (I.R.S. Employer Identification Number)

One SW Columbia Street, Suite 1200

Portland, Oregon 97258

(address of Principal Executive Offices)(Zip Code)

(503) 727-4100

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	Effective July 17, 2012, Umpqua Holdings Corporation appointed Laureen Seeger to the Company’s board of directors. The board of directors appointed Ms. Seeger to its Audit & Compliance and Loan & Investment Committees.

Item 8.01	Other Events

On July 19, 2012, Umpqua Holdings Corporation issued a press release about the appointment of Ms. Seeger to its board of directors. A copy of that press release is attached as Exhibit 99.1 and incorporated by herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1 Press Release dated July 19, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION (Registrant)
Dated: July 19, 2012	By: /s/ Andrew H. Ognall Andrew H. Ognall Assistant Secretary